                                                                     EXHIBIT 4.1

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
                                                     [ A PICTURE ]               COMMON STOCK
                                                                                PAR VALUE $.01

---------------                                                                                             ---------------
     NUMBER                                                                                                     SHARES
                                                                       THIS CERTIFICATE IS TRANSFERABLE
AH                                                                       IN NEW YORK, NEW YORK OR IN
---------------                                                            THE STATE OF NEW JERSEY          ---------------

                                                                      CUSIP
                                                                      SEE REVERSE FOR CERTAIN DEFINITIONS


                                             ANSELL HEALTHCARE INCORPORATED
               ------------------------------------------------------------------------------------------
               This Certifies that







               in the record holder of
               ------------------------------------------------------------------------------------------
                              FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

               Ansell Healthcare Incorporated transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed or assigned.  This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
                    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

               Dated:


               COUNTERSIGNED AND REGISTERED                                           /s/
                 REGISTRAR AND TRANSFER COMPANY                [A SEAL]                         PRESIDENT
                                          TRANSFER AGENT
                                               REGISTRAR                              /s/
                                                                                                SECRETARY
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

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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
TEN COM - as tenants in common                                    UNIF GIFT MIN ACT-____________ Custodian __________
TEN ENT - as tenants by the entireties                                                (Cust)                 (Minor)
JT TEN  - as joint tenants with right of                                                under Uniform Gifts to Minors
          survivorship and not as tenants                                               Act _______________________
          in common                                                                                (State)

                 Additional abbreviations may also be used though not in the above list.
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 For value received, _____________________ hereby sell, assign and transfer unto

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
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
_____________________________________________________________________________________________________________________


_____________________________________________________________________________________________________________________
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_____________________________________________________________________________________________________________________


_____________________________________________________________________________________________________________________


______________________________________________________________________________________________________________ Shares


represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________


_____________________________________________________________________________________________________________________

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated, ___________________________________

                                                X ___________________________________________________________________
                                                                              (SIGNATURE)




                                                X ___________________________________________________________________
                                                                              (SIGNATURE)



                                                  ___________________________________________________________________
                                                  ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                  NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE
                                                  WHATEVER.

                                                  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                                                  INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK &
                                                  TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION OR A CREDIT UNION
                                                  PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES
                                                  TRANSFER ASSOCIATION, INC.
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